UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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265 Turner Drive

Durango, Colorado 81303

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON September 17, 2020

To Our Stockholders:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company”), to be held on Thursday, September 17, 2020, at 10:00 a.m. (Mountain Time). The Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders, and other stakeholders. You will be able to attend and participate in the Annual Meeting online by visiting www.meetingcenter.io/279219278 and using the password RMCF2020, where you will be able listen to the Annual Meeting live, submit questions, and vote.

If you plan to attend the Annual Meeting online, you will need the 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m. (Mountain Time). Online check-in will begin at 9:45 a.m. (Mountain Time) and you should allow ample time for the online check-in procedures.

At the Annual Meeting, stockholders will be asked to:

1.	Elect seven directors to the Board of Directors to serve until the 2021 annual meeting of stockholders and until their respective successors are elected and qualified;

2.	Ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2021;

3.	Hold an advisory vote to approve the compensation of the Company’s named executive officers;

4.	To approve the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (as Amended and Restated); and

5.	Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only record holders of the Company’s common stock at the close of business on July 29, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. You can find more information, including the nominees for directors and details regarding executive compensation, our independent registered public accounting firm and the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (as Amended and Restated), in the attached proxy statement.

The list of stockholders entitled to vote at the Annual Meeting will be available for examination 10 days prior to the Annual Meeting at our principal executive office, 265 Turner Drive, Durango, Colorado 81303. The list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend.

Each stockholder, even if he or she now plans to attend the Annual Meeting, is requested to submit his or her proxy as soon as possible. Any stockholder present at the Annual Meeting may withdraw his or her proxy and vote personally on each matter brought before the Annual Meeting.

By Order of the Board of Directors,

/s/ Bryan J. Merryman

Bryan J. Merryman
Chairman of the Board, President, Chief Executive Officer, Chief Financial
Officer, and Treasurer

Durango, Colorado

August 13, 2020

Table of Contents

GENERAL INFORMATION REGARDING THE ANNUAL MEETING	1
Purposes of the Annual Meeting	1
Stockholders Entitled to Vote	2
How to Vote	2
Attending and Voting at the Annual Meeting	3
Quorum	4
Required Vote	4
Board Recommendations	4
Solicitation of Proxies	5
Revocation of Proxies	5
Reason for Virtual Meeting	5
Voting Results	5
PROPOSAL 1 — ELECTION OF DIRECTORS	6
Director Nominees	6
Family Relationships	8
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS	9
Director Independence	9
Proxy Access Bylaw	9
Code of Ethics and Code of Conduct	9
Board Meetings	9
Board Attendance at the Annual Meeting	9
Board Leadership Structure and Role in the Oversight of Risk Management	10
Board Committees	10
Director Nomination Process and Director Qualifications	12
Stockholder Communications with the Board of Directors	13
Anti-Hedging and Anti-Pledging Practices	13
EXECUTIVE OFFICERS	14
EXECUTIVE COMPENSATION	15
Summary Compensation Table	15
Narrative Discussion of Summary Compensation Table	16
Outstanding Equity Awards at Fiscal Year-End Table	16
Potential Payments on Termination or Change in Control	16
DIRECTOR COMPENSATION	19
Director Compensation	19
PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
Independent Registered Public Accounting Firm Fees	21
Audit Committee Pre-Approval Policy and Procedures	21
AUDIT COMMITTEE REPORT	23

PROPOSAL 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	24
PROPOSAL 4 —APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. 2007 EQUITY INCENTIVE PLAN (AS AMENDED AND RESTATED)	24
Equity Compensation Plan Information	31
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	32
Delinquent Section 16(a) Reports	33
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	34
Related Person Transactions	34
Policies and Procedures for Approving Transactions with Related Persons	37
OTHER INFORMATION	38
Deadlines for Submitting Stockholder Proposals and Director Nominations	38
2020 Annual Report on Form 10-K	38
Householding	38
Other Matters at the Annual Meeting	39

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

265 Turner Drive

Durango, Colorado 81303

PROXY STATEMENT

For the 2020 Annual Meeting of Stockholders to be held on September 17, 2020

GENERAL INFORMATION REGARDING THE ANNUAL MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”), for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, September 17, 2020, at 10:00 a.m. (Mountain Time). The Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders, and other stakeholders. You will be able to attend and participate in the Annual Meeting online by visiting www.meetingcenter.io/279219278, where you will be able listen to the Annual Meeting live, submit questions, and vote. This proxy statement and related proxy materials will first be made available to stockholders on or about August 13, 2020.

If you plan to attend the Annual Meeting online, you will need the 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m. (Mountain Time). Online check-in will begin at 9:45 a.m. (Mountain Time) and you should allow ample time for the online check-in procedures.

Each stockholder, even if he or she plans to attend the Annual Meeting, is requested to promptly submit his or her proxy and voting instructions as soon as possible. Any stockholder of record present at the Annual Meeting may withdraw his or her proxy and vote personally on each matter brought before the Annual Meeting.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and our 2020 Annual Report on Form 10-K, as amended, are available on the Internet at www.edocumentview.com/RMCF.

Purposes of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.	To elect seven directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified (Proposal 1);

2.	To ratify the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2021 (Proposal 2);

3.	To hold an advisory vote to approve the compensation of our named executive officers (Proposal 3);

4.	To approve the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (as Amended and Restated) (Proposal 4); and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 1

Stockholders Entitled to Vote

The close of business on July 29, 2020 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 6,075,581 shares of our common stock were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. ("Computershare")), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Rocky Mountain Chocolate Factory, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 14, 2020. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to Computershare in the following manner: (1) by email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com; or (2) by mail: Computershare, Rocky Mountain Chocolate Factory, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

Only stockholders with a valid 16-digit control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date for the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m. (Mountain Time). Online check-in will begin at 9:45 a.m. (Mountain Time) and you should allow ample time for the online check-in procedures.

How to Vote

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by us.

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by executing and submitting the voting instruction form to your broker, bank or other agent. In most cases, you will be able to do this by using the Internet, by telephone or by mail.

Vote by Internet.  To vote over the internet go to the website identified on your proxy card or voting instruction form and follow the instructions, using your proxy card as a guide.

Vote by Telephone. To vote by telephone from within the U.S., please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions.

Vote by Mail. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form in the enclosed postage-paid envelope.

If you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by our Board.

Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Daylight Time on September 16, 2020. Submitting your proxy via the Internet or by telephone will not affect your right to vote online during the Annual Meeting should you later decide to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 2

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trustee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” You should instruct your broker, bank or other nominee how to vote your shares by following the voting instructions provided by your broker, bank or other nominee. Brokers, banks or other nominees who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote such shares, such as the proposal to ratify the appointment of our independent registered public accounting firm (Proposal 2). However, brokers, banks or other nominees do not have authority to vote on “non-routine” items without such instructions. Such “broker non-votes” (shares held by brokers, banks or other nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any non-routine matter to be acted upon. If you are a beneficial owner (i.e., in street name) and you return your signed vote instruction form but do not indicate your voting preferences, your broker, bank or other nominee may not vote your uninstructed shares on any proposal other than Proposal 2.

In addition, you may vote online during the Annual Meeting as described below under the heading “Attending and Voting at the Annual Meeting.”

Attending and Voting at the Annual Meeting

Only stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. This year’s Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. Any stockholder can attend the Annual Meeting live online at www.meetingcenter.io/279219278 and using the password RMCF2020. If you were a stockholder as of the Record Date and you have your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

●	To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

●

The Annual Meeting webcast will begin promptly at 10:00 a.m. (Mountain Time). We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin 9:45 a.m. (Mountain Time) and you should allow ample time for the check-in procedures.

●

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

●	Instructions and assistance with questions regarding how to attend and participate via the Internet will be provided at www.meetingcenter.io/279219278 on the day of the Annual Meeting.

●

Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters and therefore will not be answered.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 3

Shares held in your name as the stockholder of record may be voted online at the Annual Meeting. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If you are not a stockholder of record but hold shares through a broker, bank or other nominee (i.e., in street name), you may vote your shares online during the Annual Meeting only if you have your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares at the Annual Meeting. In order to obtain a 16-digit control number that will enable you to participate in the Annual Meeting, you must first submit your legal proxy reflecting your Rocky Mountain Chocolate Factory, Inc. holdings along with your name and email address to Computershare at Proxy Services C/O Computershare Investor Services, PO Box 43001, Providence RI 02940-3001, or by email to legalproxy@computershare.com. Such requests to Computershare must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 14, 2020. You will receive a confirmation email from Computershare of your registration.

Even if you plan to attend the Annual Meeting, we recommend that you also authorize your proxy or submit voting instructions prior to the Annual Meeting as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Quorum

A quorum is required to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person, or by means of remote communication, or by proxy, of the holders of a majority of the total votes entitled to be cast constitutes a quorum. Abstentions and broker non-votes count as present for purposes of determining a quorum. Shares represented by proxies that are marked “Withhold” with respect to the election of our directors (Proposal 1) will be counted as present in determining whether a quorum is present at the Annual Meeting.

Required Vote

With respect to Proposal 1 (Election of Directors), you may vote “FOR” any nominee or “WITHHOLD” your vote as to any nominee. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Members of the Board are elected by a plurality of votes cast, in person, or by means of remote communication or by proxy, at the Annual Meeting. This means that the seven director nominees receiving the highest number of “For” votes cast in person, or by means of remote communication, or by proxy at the Annual Meeting will be elected as directors. Cumulative voting is not permitted in the election of directors. Proxies marked “Withhold” and broker non-votes will have no effect on the outcome of this proposal.

You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal 2 (Ratification of the Appointment of Plante & Moran PLLC as our Independent Registered Public Accounting Firm for the Fiscal Year Ending February 28, 2021), Proposal 3 (Advisory Vote to Approve Named Executive Officer Compensation) and Proposal 4 (Approval of the Amendment and Restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (as Amended and Restated)). To be approved, each of Proposals 2, 3 and 4 must receive the affirmative vote of a majority of the votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting on the proposal. Abstentions and broker non-votes are not counted as votes cast in favor or against these proposals and will therefore not have any effect on the outcome of these proposals.

With respect to any other matters properly brought before the Annual Meeting, the affirmative vote of a majority of the votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting on the proposal will be the act of the stockholders. Abstentions and broker non-votes will not have any effect on the outcome of these proposals.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 4

Board Recommendations

The recommendation of our Board is set forth together with the description of each proposal below. In summary, our Board recommends a vote:

●	“FOR” the election of each of the seven director nominees (Proposal 1);

●	“FOR” the ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2021 (Proposal 2);

●	“FOR” the advisory vote to approve the compensation of our named executive officers (Proposal 3); and

●	“FOR” for the approval of the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (as Amended and Restated) (Proposal 4).

Solicitation of Proxies

Our Board is making this solicitation and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to soliciting proxies by mail, over the Internet and by telephone, our directors, officers and employees may solicit proxies on behalf of the Company without additional compensation. They will not receive any additional compensation for these activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Revocation of Proxies

A person giving his or her proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by (1) re-submitting his or her vote over the Internet or by telephone, (2) delivering written notice of revocation to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303, (3) duly executing and delivering a proxy for the Annual Meeting bearing a later date, or (4) voting online during the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a duly executed proxy.

Reason for Virtual Meeting

As part of our effort to maintain a safe and healthy environment for our directors, members of management, and stockholders who wish to attend the Annual Meeting, in light of the public health impact of the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

Voting Results

The voting results will be tallied by the inspector of election appointed for the Annual Meeting and filed with the Securities and Exchange Commission (the “SEC”) in a Current Report on Form 8-K within four business days following the Annual Meeting.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 5

PROPOSAL 1 — ELECTION OF DIRECTORS

Director Nominees

Our Board currently consists of seven directors. Upon recommendation of the Nominating Committee and pursuant to the terms of the Cooperation Agreement (as defined herein), our Board has nominated Bryan J. Merryman, Franklin E. Crail, Scott G. Capdevielle, Brett P. Seabert, Andrew T. Berger, Mary K. Thompson and Tariq Farid for election to serve on the Board until the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified. See “Certain Relationship and Related Person Transactions—Cooperation Agreement with AB Value” in this proxy statement for additional information on the Cooperation Agreement.

If a proxy is authorized, but voting directions are not made, the proxy will be voted, unless authority to vote is withheld by the stockholder, “FOR” the election of Ms. Thompson and Messrs. Merryman, Crail, Capdevielle, Seabert, Berger and Farid to serve until the 2021 annual meeting of stockholders and until the election and qualification of their respective successors. If any such nominee shall be unable to serve or will not serve for any reason, proxies may be voted for such other person or persons as shall be determined by the proxy holders in their discretion. Each of the nominees has consented to being named in this proxy statement.

Set forth below is certain information concerning each nominee for election as a director:

Name	Title/Position	Age	Director Since
Bryan J. Merryman	Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, and Treasurer	60	1999
Franklin E. Crail	Director	78	1982
Scott G. Capdevielle	Director	55	2009
Brett P. Seabert	Director	59	2017
Andrew T. Berger	Director	47	2020
Mary K. Thompson	Director	57	2020
Tariq Farid	Director	51	2020

The Board believes that our current directors, as a whole, provide the diversity of experience and skills necessary for a well-functioning board. All of our directors have substantial senior executive level experience. The Board highly values the ability of individual directors to contribute to a constructive board environment and the Board believes that the current board members, collectively, perform in such a manner.

Set forth below is a more complete description of each director’s background, professional experiences, qualifications and skills.

Bryan J. Merryman. Mr. Merryman joined us in December 1997 as Chief Financial Officer and Vice President - Finance. Since April 1999, Mr. Merryman also served as our Chief Operating Officer and as a director, and since January 2000, as our Treasurer. In February 2019, Mr. Merryman was appointed as our Chief Executive Officer and was elected Chairman of the Board. From January 1997 to December 1997, Mr. Merryman was a principal in Knightsbridge Holdings, Inc., a leveraged buyout firm. Mr. Merryman also served as Chief Financial Officer of Super Shops, Inc., a retailer and manufacturer of after-market auto parts, from July 1996 to November 1997, and prior to July 1996, was employed for more than 11 years by Deloitte & Touche LLP, most recently as a Senior Manager. Mr. Merryman also currently serves as Chief Executive Officer of U-Swirl, Inc. (“U-Swirl”), a consolidated subsidiary of the company, a position he has held since October 2014, and has served as Chairman of the Board of U-Swirl since January 2013. Mr. Merryman’s extensive operational, accounting and financial expertise, along with his extensive knowledge of our business and broad industry expertise, provides significant value and insights to the Board.

Franklin E. Crail. Mr. Crail co-founded the first Rocky Mountain Chocolate Factory store in May 1981. He served as our Chief Executive Officer and President from November 1982 until his retirement in February 2019, and, from September 1981 to January 2000, he served as our Treasurer. He has served as a director since November 1982 and served as Chairman of the Board from March 1986 until February 2019. Prior to founding the Company, Mr. Crail was co-founder and President of CNI Data Processing, Inc., a software firm which developed automated billing systems for the cable television industry. Mr. Crail has also served as a director for U-Swirl since January 2013. As our co-founder and as our former Chief Executive Officer and President, and director since 1982, Mr. Crail brings his leadership, extensive experience and knowledge of the Company, the industry, our customers and the investment community to the Board.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 6

Scott G. Capdevielle. Mr. Capdevielle has served on our Board since June 2009. Mr. Capdevielle founded, and has served as President, Chief Executive Officer and a member of the Board of Directors of, Syndicom, Inc., a software and consulting company, from 2000 to 2010. Prior to founding Syndicom, Inc., from 1999 to 2000, Mr. Capdevielle was Chief Executive Officer and founder of Untv, Inc., a company pioneering user-generated web video and distribution on the Internet. From 1995 to 1999, Mr. Capdevielle founded and held the position of Chief Technical Officer and a member of the Board of Directors of Andromedia Corporation, a developer of web analytics software to Fortune 1000 companies prior to its sale to Macromedia, Inc. Mr. Capdevielle has been engaged in the software industry since 1993 and has served on several advisory boards and board of directors of technology companies from 1994 to present. Mr. Capdevielle’s current primary professional function is in property/asset management for the investment properties that he owns, as well as a real estate developer on a project in Costa Rica. Mr. Capdevielle has also served as a director of U-Swirl since January 2013. Mr. Capdevielle’s extensive executive and board experience brings operational, investment, strategic, technology and industry expertise to the Board.

Brett P. Seabert. Mr. Seabert has served on our Board since April 2017. Mr. Seabert, a Certified Public Accountant (“CPA”), has 29 years of experience in business management, operations, finance and administration. Mr. Seabert currently serves in various capacities, including as a director or executive officer of various companies, including Tanamera Construction, LLC, a high-end real estate development and construction company (since April 2007), TD Construction, LP, a construction company (since September 2009), Caughlin Club Management Partners, LLC, a health and tennis club and preschool owner and operator (since July 2008), and B&L Investments, Inc., a management and holding company (since March 2003). From 2001 to 2008, Mr. Seabert served as Chief Financial and Operating Officer of Tanamera Commercial Development, LLC. Between 1989 and 2001, Mr. Seabert served in various positions at CMS International, an owner and management company operating several casinos, most recently as Executive Vice President and Chief Financial Officer, including oversight of internal audit, risk management and human resource functions. Mr. Seabert has been primarily engaged in commercial and residential real estate development and construction for the past 17 years. From 1984 to 1989, Mr. Seabert was a practicing CPA with Deloitte & Touche LLP. Mr. Seabert’s extensive management, accounting and financial experience brings operational, investment, and strategic value and insights to the Board.

Andrew T. Berger. Mr. Berger is being nominated to the Board pursuant to the Cooperation Agreement. Mr. Berger has two decades of experience in investment analysis, investment management and business consulting. From March 1998 through January 2002, Mr. Berger served as Equity Analyst for Value Line, Inc. Since February 2002, Mr. Berger has served as President of Walker’s Manual, Inc., an investment publisher that he transformed into a business consulting company whose clients have included public and private companies. Since 2011, Mr. Berger has been the Managing Member of AB Value Management LLC (“AB Value”), which serves as the General Partner of AB Value Partners, LP, an investment partnership which focuses on long-term investments in undervalued equities. Mr. Berger has been a director of Image Sensing Systems, a Nasdaq listed company that engages in the development and marketing of video and radar image processing products for use in traffic applications, since October 2015. Mr. Berger was appointed Executive Chairman of the Board of Directors of Image Sensing Systems in June 2016. Mr. Berger is also Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee and Compensation Committee of Image Sensing Systems. Since May 2017, Mr. Berger has been Chief Executive Officer of Cosi, Inc., a fast-casual restaurant chain that operates more than 60 domestic and international company-owned and franchised restaurants. He earned a B.S. in Business Administration with a concentration in finance from Monmouth University. We believe that Mr. Berger’s investment management experience, specifically experience within the food and franchising industry, qualify him to serve as a director of the Company.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 7

Mary K. Thompson. Ms. Thompson is being nominated to the Board pursuant to the Cooperation Agreement. Ms. Thompson is a veteran of the franchising industry. Since 2015, she has served as the Chief Operating Officer of Neighborly Brands (“Neighborly”), a service provider focused on repairing, maintaining and enhancing customers’ homes and businesses, where she oversees the ongoing business operations within the company. Neighborly is the holding company for 22 service-based franchise organizations focused on repairing, maintaining and enhancing homes and business properties. Neighborly provides a diverse array of specialty services through more than 3,700 franchised locations in ten countries with system-wide revenue of $1.8 billion in 2018. Prior to her appointment as Neighborly’s Chief Operating Officer, Ms. Thompson served as the President of Mr. Rooter Plumbing Corporation, a franchisor focused on independently owned and operated plumbing franchisees, from October 2006 to July 2015. From December 1994 to October 2006, Ms. Thompson served as the President of and held other various leadership positions (including being a multi-unit franchisee) with Cookies by Design, a franchise concept specializing in customized cookie gifts produced at mall-based retail locations. Ms. Thompson served as an Officer in the United States Marine Corps from December 1985 to April 1993. She earned her B.A. in English from the University of Texas at Austin and completed the mini MBA Program in franchise management at the University of St. Thomas College of Business. We believe that Ms. Thompson’s extensive business experience, especially with franchised companies, qualifies her to serve as a director of the Company.

Tariq Farid. Mr. Farid has served on our Board since January 2020. Mr. Farid is the founder of Edible Arrangements, LLC, a global franchise organization whose headquarters are in Atlanta, Georgia (“Edible Arrangements”). Edible Arrangements specializes in fresh fruit arrangements and specialty fruit gift items. Mr. Farid has served as its Chief Executive Officer from March 1999 until July 2018 and then again since November 2019. In July 2019, Mr. Farid also founded and is the Chief Executive Officer of Incredible Edibles, LLC., a retail superfood treats and gifting concept featuring hemp extract CBD & other wellness products. Mr. Farid also founded Farids & Co. LLC, a family office aggregator of consumer brands and other strategic investments since November 2018. Mr. Farid has also served as Chief Executive Officer of Naranga, LLC. an industry leading provider of franchise operations software-as-a-service (SaaS), since January 2014. Mr. Farid attended Albertus Magnus College from 1989 until 1991 and completed the Executive Education Program, Executive Education at Harvard Business School in 2015. We believe that Mr. Farid’s extensive business, e-commerce and strategic growth experience, especially within the franchise industry, qualifies him to serve as a director of the Company.

Family Relationships

No family relationships exist between any director or executive officer and any other of our directors or executive officers.

BOARD RECOMMENDATION: The Board unanimously recommends that the stockholders vote “FOR” the election of each of the seven director nominees to the Board.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 8

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

We are committed to maintaining sound corporate governance practices. The Board has formalized several policies, procedures and standards of corporate governance, some of which are described below. We continue to monitor best practices and legal and regulatory developments with a view to further revising our governance policies and procedures, as appropriate.

Director Independence

The Board has determined that Brett P. Seabert, Scott G. Capdevielle, Andrew T. Berger and Mary K. Thompson is each an independent director. Mr. Merryman is not independent due to his service as a current executive officer of the Company, and Mr. Crail is not independent due to his service as a former executive officer of the Company. The Board has determined that Mr. Farid is not an independent director under applicable Nasdaq listing rules as a result of the transactions contemplated by the Strategic Alliance (as defined herein). See “Certain Relationship and Related Person Transactions—Strategic Alliance with Edible Arrangements” in this proxy statement for additional information on the Strategic Alliance (as defined herein).

The Board makes a determination regarding the independence of each director annually based on relevant facts and circumstances. Applying the standards and independence criteria defined by the Nasdaq listing standards, the Board has made a determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

Proxy Access Bylaw

In an effort to improve our corporate governance practices and in response to requests from our stockholders, in December 2019, the Board amended our bylaws to implement proxy access with the following parameters:

Ownership Threshold:	3% of outstanding shares of our common stock
Nominating Group Size:	Up to 20 stockholders may combine to reach the 3% ownership threshold
Holding Period:	Continuously for three years
Number of Nominees:	The greater of one nominee or 25% of our Board

We believe these proxy access parameters reflect a well-designed and balanced approach to proxy access that mitigates the risk of abuse and protects the interests of all of our stockholders. Stockholders who wish to nominate directors for inclusion in our proxy statement in accordance with proxy access must follow the procedures in Section 2.13 of our bylaws.

Code of Ethics and Code of Conduct

We have adopted a Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, in accordance with Nasdaq listing rules, we have adopted a Code of Conduct applicable to all our officers, directors and employees. The text of each of the Code of Ethics for Senior Financial Officers and the Code of Conduct (together, the “Codes”) is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com. If we waive, or implicitly waive, any material provision of either of the Codes, or substantively amend either of the Codes, we will disclose that fact on our website within four business days.

Board Meetings

During fiscal year 2020, the Board held 20 meetings. Each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of the Board on which he or she served.

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Board Attendance at the Annual Meeting

Although we encourage our directors to attend the Annual Meeting, we do not have a formal policy regarding a directors’ attendance at the Annual Meeting. Messrs. All of our directors at the time of the meeting attended the Annual Meeting of Stockholders held in January 2020.

Board Leadership Structure and Role in the Oversight of Risk Management

Since we were founded in 1981, we have employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board. We believe this traditional leadership structure benefits us as a combined Chairman/Chief Executive Officer role helps provide strong, unified leadership for our management team and Board. Furthermore, our customers, suppliers and other business partners have always viewed, and continue to view, our Chairman/Chief Executive Officer as a leader in our industry, and we believe that having a single leader is good for our business. Accordingly, we believe a combined Chairman/Chief Executive Officer position is the best governance model for our company and our stockholders at this time. The Board has also appointed a lead independent director, who may preside over meetings of independent directors in the event of a potential conflict of interest that precludes our Chairman from participating, and has specifically designated Mr. Seabert as lead independent director.

Our Board oversees our risk management activities and implements its risk oversight functions through delegation to its committees. The Audit Committee is responsible for overseeing our financial reporting processes and systems of internal controls regarding finance and accounting and certain other risk management functions as are delegated to the Audit Committee by the Board. The Audit Committee provides a forum for communication among the Board, the independent auditors and our financial and senior management to facilitate open dialogue and promote effective risk management within our Company. In addition, the Audit Committee oversees our whistleblower/complaint procedures for accounting and auditing matters, which procedures provide that complaints or reports of suspected fraud, deficiencies or noncompliance relating to any accounting, internal controls or auditing matters should be promptly reported on an anonymous basis in writing to the chair of our Audit Committee. Similarly, under our Code of Ethics for Senior Financial Officers, persons who become aware of suspected violations of the Code of Ethics for Senior Financial Officers are encouraged to report such suspected violations promptly to the chair of the Audit Committee. Under these policies, the Audit Committee monitors, investigates and makes determinations and recommendations for action to the Board as a whole with respect to suspected violations. The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us. Our Nominating Committee is responsible for (i) assisting the Board in identifying individuals qualified to become members of the Board and (ii) approving and recommending qualified director candidates to the Board.

The Board and its committees encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its planning process.

Board Committees

The Board has a standing Audit Committee, Compensation Committee and Nominating Committee. Each of these committees operate under a written charter that has been approved by our Board. Each committee charter is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

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The following table is a summary of our committee structure and members on each of our committees:

	Audit Committee	Compensation Committee	Nominating Committee
Brett P. Seabert
Scott G. Capdevielle
Franklin E. Crail
Andrew T. Berger
Mary K. Thompson
Tariq Farid
Bryan J. Merryman

 Chairperson        Member        Financial Expert

Audit Committee

The responsibilities of our Audit Committee include, among other things:

●	assisting the full Board;

●	oversight of the Company’s accounting and financial reporting principles and policies and internal controls and procedures;

●	oversight of the Company’s financial statements and the independent audit thereof;

●	selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and

●	evaluating the independence and performance of the independent auditors.

The Board has determined that Brett P. Seabert is an “audit committee financial expert” as defined in Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and thus possesses “financial sophistication” as that term is used in applicable Nasdaq listing rules. The Audit Committee held 4 meetings in fiscal year 2020.

The Board has also determined that each of Brett P. Seabert, Scott G. Capdevielle, Andrew T. Berger and Mary K. Thompson, representing all of the members of the Audit Committee, is an “independent director” under applicable Nasdaq listing rules and SEC regulations applicable to Audit Committee members.

Compensation Committee

The responsibilities of our Compensation Committee include, among other things:

●	assisting the full Board;

●	overseeing and discharging the responsibilities of the Board relating to the compensation of the Company’s executive officers and non-employee directors; and

●	overseeing the Company’s employee benefit plans.

The Compensation Committee has full authority delegated to it by the Board to determine compensation for our executive officers and non-employee directors. Under applicable corporate laws and regulations, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The Compensation Committee determines compensation for our executive officers based on recommendations from our Chief Executive Officer. The Chief Executive Officer is not present during voting or deliberation on his own compensation. The Compensation Committee relies on its judgment when making compensation decisions after reviewing our performance and evaluating each executive’s performance, leadership ability and responsibilities, current compensation arrangements, and other factors. The Compensation Committee has not historically used compensation consultants in connection with performance of its duties. The Compensation Committee also oversees the administration of the Company’s equity-based compensation plans. The Compensation Committee held 1 meeting in fiscal year 2020.

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The Board has determined that Brett P. Seabert and Scott G. Capdevielle are “independent directors” under Nasdaq listing standards and SEC rules applicable to Compensation Committee members. Mr. Crail, who is also a member of the Compensation Committee, is not deemed to be independent under the applicable Nasdaq listing standards because he served as our Chief Executive Officer until February 2019. Although Mr. Crail is not an independent director, Section 5605(d)(2)(B) of the Nasdaq listing standards nonetheless permits the appointment of a non-independent director to the Compensation Committee if the Board, under exceptional and limited circumstances, determines that the non-independent director’s membership is in the best interests of the Company and its stockholders. Based on Mr. Crail’s extensive experience with the Company and his knowledge of the operations of the Company, the Board concluded that, under the exceptional and limited circumstances due to the unexpected passing of Lee Mortensen, Mr. Crail’s appointment to, and membership on, the Compensation Committee was in the best interests of the Company and its stockholders.

Nominating Committee

The responsibilities of our Nominating Committee include, among other things:

●	assisting the full Board;

●	identifying individuals qualified to become members of the Board;

●	approving and recommending to the full Board director candidates; and

●	determining procedures for the review, approval and recommendation of director candidates.

The Nominating Committee held 1 meeting in fiscal year 2020. The Board has determined that Brett P. Seabert, Scott G. Capdevielle and Mary K. Thompson, representing all of the members of the Nominating Committee were all "independent directors" under applicable Nasdaq listing standards.

Director Nomination Process and Director Qualifications

The purposes of the Nominating Committee include (i) assisting the Board in identifying individuals qualified to become members of the Board; and (ii) approving and recommending qualified director candidates to the Board.

The Nominating Committee will consider director candidates recommended by stockholders when such recommendation is made in writing and (i) delivered pursuant to our Policy on Shareholder Communications with the Board, and (ii) received by us within the time period specified in our bylaws and as set forth in “Deadlines for Submitting Stockholder Proposals and Director Nominations” below. We did not receive any such nominations, and no other nominations for election to our Board may be made by stockholders at the Annual Meeting.

In determining whether an individual is qualified to serve on our Board, whether recommended by the Nominating Committee or by stockholders, the Nominating Committee considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience and willingness to serve on the Board. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee may do so by submitting a written recommendation to the Nominating Committee in accordance with the procedures set forth under “Other Information—Deadlines for Submitting Stockholder Proposals and Director Nominations.”

In identifying potential candidates for the Board, the Nominating Committee generally relies on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include its and the Board’s network of contacts, corporate search resources, and, if the Nominating Committee deems appropriate, a professional search firm. By utilizing a broad variety of resources as deemed appropriate by the Nominating Committee in light of the then-current mix of Board attributes and any previously identified potential candidates, the Nominating Committee believes it will be able to identify, evaluate and consider a diverse range of qualified candidates, including candidates that increase the gender, racial, ethnic and/or cultural diversity of the Board. We do not have a formal policy with respect to the consideration of diversity in identifying director candidates, however, in reviewing director nominee candidates, the Nominating Committee and the Board does consider diversity, including diversity of experience, gender, race, ethnicity, skills and backgrounds, so that, as a group, the Board will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business.

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The Nominating Committee also takes into consideration any written arrangements for director nominations the Company is a party to, including the Cooperation Agreement and the Strategic Alliance Agreement.

Stockholder Communications with the Board of Directors

The Board has adopted a Policy on Shareholder Communications with the Board in order to facilitate stockholder communications with the Board. Under the Policy on Shareholder Communications with the Board, stockholders are encouraged to contact the Board or any individual director or group of directors in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303, Attn: Secretary, Stockholder Communication. A copy of the Policy on Shareholder Communications with the Board is available under Corporate Governance on the Investor Relations page of the Company’s website at www.rmcf.com.

Anti-Hedging and Anti-Pledging Practices

We generally do not allow our management or directors to pledge our stock to secure loans or other obligations, including in margin accounts. Although we do not have a formal policy related to hedging transactions, we discourage our management and directors from engaging in hedging and monetization transactions in connection with our securities, such as zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds.

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EXECUTIVE OFFICERS

The executive officers of the Company and their ages at August 13, 2020 are as follows:

Name	Age	Position
Bryan J. Merryman	60	Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, and Treasurer
Gregory L. Pope	54	Senior Vice President – Franchise Development
Edward L. Dudley	56	Senior Vice President - Sales and Marketing
Donna L. Coupe	55	Vice President - Franchise Support and Training
Ryan R. McGrath	46	Vice President - Information Technology

Please see “Proposal 1 — Election of Directors—Nominees” above for information regarding Mr. Merryman.

Gregory L. Pope. Mr. Pope has served as Senior Vice President - Franchise Development since May 2004. Since joining the Company in October 1990, he has served in various positions, including store manager, new store opener and franchise field consultant. In March 1996, he became Director of Franchise Development and Support. In June 2001, he became Vice President of Franchise Development, a position he held until he was promoted to his present position.

Edward L. Dudley. Mr. Dudley has served as Senior Vice President - Sales and Marketing since June 2001. Previously, he served as Vice President of Sales and Marketing from January 1997 to June 2001. Prior to joining the Company, Mr. Dudley spent 10 years with Baxter Healthcare Corporation, a medical devices and services company, where he served in a number of senior marketing and sales management capacities, including most recently that of Director, Distribution Services from March 1996 to January 1997.

Donna L. Coupe. Ms. Coupe has served as Vice President - Franchise Support and Training since June 2008. From 1992 to 1997, she managed franchised Rocky Mountain Chocolate Factory stores in Northern California for absentee owners. Since joining the Company in October 1997, she has served in various positions including Field Consultant, Regional Manager and Director of Franchise Support.

Ryan R. McGrath. Mr. McGrath has served as Vice President - Information Technology since August 2017. Since joining the Company in October 2009, he has served in various positions, including Systems Analyst and Director of Information Technology. Prior to joining the Company, he held various operating and information technology roles, including work for Sports Express, a travel logistics company, where he focused on software, database and application development.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to annual compensation for the years indicated for the Company’s named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Bryan J. Merryman (1)	2020	355,000	1,082,850	4,200	1,442,050
President, Chief Executive Officer, Chief Financial Officer, Treasurer and Chairman of the Board	2019	340,000	-0-	$4,125	344,125

Edward L. Dudley	2020	225,000	236,250	3,375	464,625
Senior Vice President – Sales and Marketing	2019	225,000	-0-	3,167	228,167

Gregory L. Pope	2020	225,000	236,250	1,688	463,188
Senior Vice President – Franchise Development	2019	225,000	-0-	1,688	226,688

(1)

Represents the grant date fair value for restricted stock unit awards granted during fiscal year 2020, computed in accordance with the requirements of Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, excluding any expected forfeiture rate. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the year ended February 29, 2020.

(2)	Represents 401(k) plan matching contributions during each fiscal year.

Narrative Discussion of Summary Compensation Table

Salary, Bonus and Stock Awards. Base salary and cash bonuses for our named executive officers are reviewed on an annual basis by the Compensation Committee in conjunction with performance and upon the recommendations of our Chief Executive Officer. Our Chief Executive Officer is not present during voting or deliberation on his own compensation. Base salary adjustments and cash bonuses are awarded on a discretionary basis based on the Company’s overall performance and a subjective review of each named executive officer’s performance. For fiscal year 2020, in light of the Company’s performance and in the interest of the Company and our stockholders, our Chief Executive Officer did not recommend that the Compensation Committee award base salary adjustments or cash bonuses for the named executive officers for fiscal year 2020. The Compensation Committee did not award any salary adjustments or bonus payments in fiscal year 2020.

During fiscal 2020, the Company granted an aggregate of 185,000 shares of restricted stock units to Company executives. This grant was made from the 2007 Equity Incentive Plan and vests in six equal annual installments. The primary factors the Compensation Committee considered when determining the number of shares to grant to each executive, included: executive’s role in the Company, ability to contribute to future performance and the base salary of the executive. As discussed under “Base Salary”, the Compensation Committee did not approve an increase to base salary for named executives and this was additionally considered when awarding restricted stock units.

During fiscal 2020, the Company issued 15,000 fully vested, unrestricted shares of stock as compensation to Mr. Merryman in consideration of the entry into the Strategic Alliance Agreement with Edible Arrangements.

Benefits. Our named executive officers generally receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees. Other elements of compensation for our named executive officers are participation in Company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. Our named executive officers also receive matching contributions from the Company under our 401(k) plan at a rate of 25% up to 1.5% of base salary (subject to certain limitations), which is the same benefit available to all salaried employees.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the number and estimated value of unvested stock awards held by each of the Company’s named executive officers at 2020 fiscal year-end. There were no outstanding stock options for any of our named executive officers at the end of fiscal year 2020.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Bryan J. Merryman	3/1/2019	100,000	(1)	766,000
Edward L. Dudley	3/1/2019	25,000	(1)	191,500
Gregory L. Pope	3/1/2019	25,000	(1)	191,500

(1)	Represents restricted stock units (“RSUs”) that vest in six equal annual installments beginning on the first anniversary of the grant date.

(2)	Based on a price of $7.66 per share, which was the closing price of our common stock as reported on the Nasdaq Global Market on February 28, 2020, the last trading day of fiscal year 2020.

Potential Payments on Termination or Change in Control

We have arrangements with each of our named executive officers providing for post-employment payments under certain conditions, as described below.

Employment Agreements. We have entered into employment agreements with certain of our executives which contain, among other things, "change in control" severance provisions. Specifically, we have entered into employment agreements with Messrs. Merryman and Dudley. The agreements with each of Messrs. Merryman and Dudley provide for "at will" employment, which means we or the executive can terminate his employment at any time, with or without “cause” (as defined therein). The employment agreements generally provide that, if we terminate the executive's employment under circumstances constituting a "triggering termination," the executive will be entitled to receive, among other benefits, 2.99 times the sum of (i) the executive's annual salary and (ii) the lesser of (a) two times the bonus that would be payable to the executive for the bonus period in which the change in control occurred and (b) 25% of the executive's annual salary. The executive will also receive an additional payment of $18,000, which represents the estimated cost to the executive of obtaining accident, health, dental, disability and life insurance coverage for the 18-month period following the expiration of COBRA coverage.

A “change in control,” as used in these employment agreements, generally means a change in the control of us following (1) an event that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, without the approval of two-thirds of the Board prior to its occurrence or within 60 days thereafter, (2) a person (an “Acquiring Person”) acquiring direct or indirect beneficial ownership of 20% or more of our then outstanding voting securities, without the approval of two-thirds of the Board prior to its occurrence or within 60 days thereafter, (3) a merger, consolidation, sale of assets or other reorganization, or a proxy contest in which our Board prior to the transaction constitutes less than a majority of our Board after the transaction or (4) the members of our Board during any consecutive two-year period who at the beginning of such period constituted the Board cease to be the majority of the Board at the conclusion of that period. In addition to the foregoing, a change in control shall be deemed to have occurred if, after the occurrence of the event described in clause (2) above that has been approved by a two-thirds vote of the Board, the Acquiring Person shall have become the beneficial owner, directly or indirectly, of securities representing an additional 5% or more of the combined voting power of our then outstanding voting securities (a “Subsequent Share Acquisition”) without the approval prior thereto or within 60 days thereafter of at least two-thirds of the members of the Board who were in office immediately prior to such Subsequent Share Acquisition and were not appointed, nominated or recommended by, and do not otherwise represent the interests of, the Acquiring Person on the Board. Each subsequent acquisition by an Acquiring Person of securities representing an additional 5% or more of the combined voting power of our then outstanding voting securities shall also constitute a Subsequent Share Acquisition (and a change in control unless approved as contemplated by the preceding sentence) if the approvals contemplated above were given with respect to the initial Share Acquisition and all prior Subsequent Share Acquisitions by such Acquiring Person. A “triggering termination” generally occurs when an executive is terminated during a specified period preceding a change in control of us, or if the executive or we terminate the executive’s employment under circumstances constituting a triggering termination during a specified period after a change in control. A triggering termination also includes a voluntary termination by the executive within five business days before an anticipated change in control with the concurrence of two concurring persons (either the Chairman of the Board or a member of our Compensation Committee) that the change in control is likely to occur during such five-business day period. In such event, the executive must agree to continue to work on an at-will basis, without compensation, until the change in control occurs. If the change in control does not occur within ten business days, the executive must refund the severance payment to us.

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2007 Equity Compensation Plan. Our 2007 Equity Incentive Plan provides that in the event of a Company transaction in which all of the named executive officer’s unvested option awards or RSUs are not converted, assumed or replaced by the successor company, such options or RSUs will immediately vest and become exercisable and payable immediately prior to the company transaction. In addition, in the event of a change in control, all of the named executive officer’s unvested option awards and RSUs will immediately vest and become exercisable and payable.

Assuming the applicable triggering event took place on February 29, 2020, the named executive officers would have been eligible for payments set forth in the following table. These payments are estimates. If a specific triggering event had actually occurred, the named executive officer would only receive the payments that applied to that specific triggering event. These payments would come from us if the triggering event occurred before a change in control and from the successor company if after a change in control. As of February 29, 2020, no stock option awards for our named executive officers were outstanding.

Name	Change in Control Severance Payment ($)(1)	Payment for Continuing Insurance Coverage ($)	RSU Acceleration (2)	Total
Bryan J. Merryman	1,326,813	18,000	766,000	2,110,813
Edward L. Dudley	840,938	18,000	191,500	1,050,438
Gregory L. Pope	—	—	191,500	191,500

(1)	These amounts are based on 2.99 times 125% of each executive’s base salary in place during fiscal year 2020.

(2)	Based on a price of $7.66 per share, which was the closing price of our common stock as reported on the Nasdaq Global Market on February 28, 2020, the last trading day of fiscal year 2020.

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DIRECTOR COMPENSATION

Director Compensation

Non-employee directors are generally compensated with a combination of cash retainers for serving on committees of the Board and annual equity grants. Our director compensation policy for fiscal year 2020 provided for the following compensation to our non-employee directors:

Cash Retainer. Non-employee directors receive cash retainers for their service on the committees of the Board and on the Board. Each non-employee director is paid $3,125 quarterly. Members of our Compensation Committee are paid $750 quarterly, with the chairman of the Compensation Committee being paid $1,500 quarterly. Audit Committee members are paid $500 quarterly, with the chairman of the Audit Committee being paid $1,500 quarterly. Additionally, Audit Committee members receive $250 for each meeting held by phone and $500 for each meeting held in person. Also, an Audit Committee member attending all of the Audit Committee meetings for any fiscal year receives a $1,000 bonus for that year. Directors may elect to receive stock in lieu of cash Compensation. In fiscal year 2020, Messers Seabert, Capdevielle and Engle elected to receive a portion of their cash compensation in the form of equity.

Equity Awards. Non-employee directors generally receive annual equity awards under our 2007 Equity Incentive Plan at the discretion of the Compensation Committee. For their service in fiscal year 2020, each non-employee director was granted 2,000 shares of common stock and an additional 500 shares of common stock were granted to the chairman of each of the Audit Committee and the Compensation Committee, unless the non-employee director elected to receive a cash payment in lieu of the equity award. In fiscal year 2020, all of our directors, except for Messers Capdevielle and Engle, elected to receive the cash payment in lieu of the equity award. Any cash payment in lieu of an equity award was paid in an amount equal to the potential grant date fair value of the equity award.

Special Compensation. In connection with our strategic alternatives review process conducted in fiscal year 2020, the Board approved special compensation for each non-employee director in connection with their increased efforts during the process. Effective March 1, 2019 through the termination of the strategic alternatives review process, each non-employee director received cash compensation of $3,125 per quarter as special compensation.

Project Compensation - Scott Capdeville. During fiscal year 2020, the Compensation Committee approved an equity grant for Mr. Capdevielle for his work on a special project related to brand vision and opportunities. Associated with this project, the Compensation Committee awarded Mr. Capdevielle 10,000 restricted stock units with a grant date fair value of $91,900. The restricted stock units vest monthly for nine months (the expected duration of the project).

The following table summarizes the total compensation paid to each of our non-employee directors who served during fiscal year 2020. Mr. Merryman, our current President, Chief Executive Officer, Chief Financial Officer and Treasurer, does not receive any compensation for his service as a director. See “Executive Compensation” above for information regarding the compensation for Mr. Merryman.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Franklin E. Crail	43,775	-0-	43,775
Brett P. Seabert	41,750	15,005	56,755
Scott G. Capdevielle	17,375	69,015	86,390
Andrew T. Berger	2,071	-0-	2,071
Mary K. Thompson	2,071	-0-	2,071
Tariq Farid	1,786	-0-	1,786
Clyde Wm. Engle(2)	2,500	76,785	79,285

(1)

Represents the grant date fair value for stock awards granted during fiscal year 2020 computed in accordance with the requirements of FASB ASC Topic 718. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 29, 2020.

(2)	Mr. Engle served as a director until his resignation on December 30, 2019. The payments above represent payments for his service from the start of fiscal year 2020 until his resignation.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 18

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective October 1, 2018, EKS&H LLLP (“EKS&H”), the former independent registered public accounting firm for Rocky Mountain Chocolate Factory, Inc. (the “Company”), combined with Plante & Moran PLLC (“Plante Moran”). As a result of this transaction, on October 1, 2018, EKS&H resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Audit Committee approved the engagement of Plante Moran as the new independent registered public accounting firm for the Company for the fiscal year ending February 28, 2021.

Although we are not required to seek stockholder ratification of this appointment, the Board and the Audit Committee believes it to be sound corporate governance to do so. If the appointment of Plante Moran as our independent registered public accounting firm is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment. It is expected that representatives of Plante Moran will be present at the Annual Meeting, and the representatives of Plante Moran will have the opportunity to make any statement they desire and will be available to respond to appropriate questions at the Annual Meeting.

Independent Registered Public Accounting Firm Fees

Fees billed by EKS&H in fiscal years 2019 and 2020 were as follows:

	2020	2019
Audit fees	—	$114,725
Audit-related fees(1)	—	$15,750
Tax fees(2)	—	$14,325
All other fees	—	—
Total	—	$144,800

Fees billed by Plante Moran in fiscal years 2019 and 2020 were as follows:

	2020	2019
Audit fees	$132,178	$19,250
Audit-related fees(1)	$15,750	—
Tax fees(2)	$41,600	$27,475
All other fees	—	—
Total	$189,528	$46,725

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company's financial statements, and accounting consultations about the application of generally accepted accounting principles to proposed transactions. These services support the evaluation of the effectiveness of internal controls.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services to be provided by the independent auditor. Such policy requires that all audit and permissible non-audit services to be provided by the independent auditor must be submitted to the Audit Committee for approval at a meeting of the Audit Committee or by unanimous written consent of the Audit Committee in lieu of a meeting. The Audit Committee has determined that the provision of the services listed above is compatible with maintaining the principal accountant's independence, and pre-approved all such services and fees in fiscal years 2019 and 2020.

BOARD RECOMMENDATION: The Board unanimously recommends that the stockholders vote “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending February 28, 2021.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 19

AUDIT COMMITTEE REPORT

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be, or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent registered public accounting firm included in the report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with the standards of the PCAOB or that the Company's independent registered public accounting firm is in fact "independent."

The Audit Committee has met and held discussions separately with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s audited financial statements for the fiscal year ended February 29, 2020 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The independent registered public accounting firm also provided to the Audit Committee the written disclosure and letter required by applicable requirements of the PCAOB regarding the independent accounting firm's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm the firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions described above, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended February 29, 2020 filed with the SEC.

Submitted by the Audit Committee,

Brett P. Seabert (Chairman)

Scott G. Capdevielle

Andrew T. Berger

Mary K. Thompson

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 20

PROPOSAL 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on our named executive officers’ compensation.  Although this advisory vote is nonbinding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs. Our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders until the next required stockholder vote on the frequency of such votes.

We encourage stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2020. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.  The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the proxy statement.”

BOARD RECOMMENDATION: The Board unanimously recommends that the stockholders vote “FOR” the advisory vote to approve the compensation of our named executive officers.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 21

PROPOSAL 4 —APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. 2007 EQUITY INCENTIVE PLAN (AS AMENDED AND RESTATED)

Introduction

Our Board believes that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve continued strong performance in the future by providing a direct link between the compensation of executives and key employees and long-term stockholder value creation. Accordingly, upon recommendation of our Compensation Committee, our Board is seeking stockholder approval of the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (As Amended and Restated) (as further amended and restated, the “2007 Plan”) to, among other things, increase the number of shares authorized for issuance under the 2007 Plan by 300,000 shares.

In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, the Board believes that we will need the additional 300,000 new shares to be available under the 2007 Plan. As of May 31, 2020, and prior to the requested increase, there were approximately 19,324 shares available for future grant under the 2007 Plan. As of the Record Date, the total number of shares of our common stock outstanding was 6,075,581 shares. Although the additional 300,000 new shares to be available under the 2007 Plan will increase the potential dilution to stockholders, our Board believes our equity compensation plan is well-managed and represents dilution at or below norms for our industry. The Board also believes the burn rate under our equity compensation plan is below the industry average. Furthermore, the Board and the Compensation Committee believe that the potential dilution represented by our current outstanding equity compensation awards and the new shares to be authorized for issuance under the 2007 Plan is reasonable.

The affirmative vote of a majority of the shares of our common stock entitled to vote on the matter and present or represented by proxy at the Annual Meeting, provided a quorum is present, is required to approve the 2007 Plan. If stockholders do not approve the 2007 Plan, the amendment and restatement of the 2007 Plan to increase the number of shares will not become effective and any remaining shares available for issuance under the 2007 Plan will remain available for new grants until awards have been granted covering all the shares authorized for issuance under the 2007 Plan or it is terminated by the Board.

The principal features of the amended 2007 Plan are summarized below. This summary does not contain all information about the 2007 Plan. A copy of the complete text of the amended 2007 Plan is included in Appendix A to this proxy statement, and the following description is qualified in its entirety by reference to the text of the 2007 Plan.

Summary of the 2007 Plan (As Proposed to be Amended and Restated)

Purpose

The purpose of the 2007 Plan is to attract, retain and motivate our employees, officers, directors and other service providers by providing them the opportunity to acquire a proprietary interest in our business and to link their interests and efforts to the long-term interests of our shareholders.

Administration

The 2007 Plan will be administered by the Compensation Committee (the “Committee”). The Committee’s authority to administer the plan includes, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred. The Committee may delegate to one or more of our officers, to the extent permitted by Delaware law, the right to grant awards with respect to participants who are not officers or directors.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 22

Eligibility

Awards may be granted under the 2007 Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company or any related company. As of May 31, 2020, approximately 41 employees, including five executive officers, and six non-employee directors were eligible to participate in the 2007 Plan.

Types of Awards

The 2007 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options, (2) stock appreciation rights, (3) stock awards, restricted stock and stock units, (4) performance shares and performance units conditioned on meeting performance criteria, and (5) other stock or cash-based awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The exercise price of stock options under the 2007 Plan must be at least 100% of the fair market value of our common stock on the grant date. The Committee will fix the term of each option. Each option will be exercisable at such time or times as determined by the Committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of shares of common stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the Committee. Options may also be exercised by means of a broker-assisted cashless exercise.

After termination of service, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than cause, death or disability and (ii) one year following his or her termination due to death or disability. If a participant is terminated for cause, options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the one-year anniversary of the participant’s death. In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights (“SARs”). SARs may be granted alone (“freestanding”) or in addition to other awards and may, but need not, relate to a specific option granted under the 2007 Plan. Upon exercise of a SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The Committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate; however, under the 2007 Plan the grant price of a freestanding SAR generally will not be less than the fair market value of a share of common stock on the date of grant, and the term will not be more than ten years. Payment upon exercise of an SAR will be in cash, stock, other property or any combination of cash, stock or other property as determined by the Committee and set forth in the instrument evidencing the award. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

      Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted under the 2007 Plan. These awards may be made subject to forfeiture restrictions at the Committee’s discretion, and the Committee may waive any such restrictions at any time in its sole discretion. Until the lapse of any such restrictions, recipients may not dispose of their restricted stock. Upon termination of employment during the restriction period, all shares of restricted stock still subject to restriction will be forfeited, subject to any exceptions that may be authorized by the Committee.

Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock. Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions as established by the Committee, and the amount of any payment may be adjusted on the basis of such further consideration as the Committee determines. Performance awards may be paid entirely in cash, stock or other property, or in any combination of those, at the discretion of the Committee.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 23

Other Stock- or Cash-Based Awards. The Committee is also authorized to grant to participants under the 2007 Plan, either alone or in addition to other awards granted under the 2007 Plan, incentives payable in cash or in shares of common stock subject to terms and conditions determined by the Committee.

Shares Subject to the 2007 Plan

Number of Shares Reserved for Issuance. The 2007 Plan authorizes the issuance of up to 900,000 shares of common stock, plus up to an additional 85,340 shares that were previously reserved for issuance, but not subject to outstanding options, under the 2004 Plan or the Director’s Plan. In addition, up to 403,296 shares of common stock subject to outstanding options under the 2004 Plan, the 1995 Plan or the Director’s Plan will be reserved and become available for issuance under the 2007 Plan to the extent such shares of common stock are not issued pursuant to such options or are forfeited pursuant to such restricted stock awards. Shares of common stock covered by an award granted under the 2007 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2007 Plan that are forfeited, settled for cash or otherwise terminated, and shares withheld by or tendered in connection with the exercise of an option or other award granted under the 2007 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards, will become available for issuance under the 2007 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2007 Plan. The shares of stock deliverable under the 2007 Plan will consist of authorized and unissued shares. The Committee may adjust the aggregate number of shares or the number of shares subject to awards under the plan in the event of a change affecting shares of our common stock, such as stock dividends, recapitalization, reorganization or mergers.

Limitations on Use of Shares Subject to the 2007 Plan. The 2007 Plan contains limitations on the number of shares of common stock that may be awarded in any one year to certain participants, and on the aggregate maximum number of shares of common stock that can be awarded under certain types of awards. Under the 2007 Plan, the Committee may only make awards that do not have performance goals, or are not granted in lieu of performance-based bonuses or are subject only to time-based restrictions of less than three years’ duration, with respect to up to 50% of the maximum aggregate number of shares reserved for issuance under the 2007 Plan.

Nonassignability of Awards

Unless the Committee determines otherwise, no award granted under the 2007 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the Committee or by the laws of descent and distribution. Each award may be exercisable, during the participant’s lifetime, only by the participant, or, if permissible under applicable law, by the participant’s guardian or legal representative.

Term, Termination and Amendment

Unless earlier terminated by the Board or the Committee, the 2007 Plan will terminate on September 17, 2030. The Board or the Committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2007 Plan at any time, as long as the rights of a participant are not materially impaired, without the participant’s consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the Committee, to qualify with tax requirements. The Committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent. The Committee may not reprice options or SARs without shareholder approval. Also, generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant, that would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Company Transaction and Change in Control

Restrictions on awards granted under the 2007 Plan will terminate in certain circumstances that constitute a change in control or a merger, stock or asset sale or similar company transaction that does not involve a related party.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 24

Change in Control. Under the 2007 Plan, a change in control of the Company means the occurrence of any of the following events:

●

An acquisition of beneficial ownership of 30% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or a related party transaction.

●

A change in the composition of our Board during any two-year period such that the incumbent Board members cease to constitute at least a majority (not including directors whose election was approved by more than half of the incumbent Board).

Under the 2007 Plan, to maintain all of the participants’ rights in the event of a change in control of the Company (as described below), unless the Committee determines otherwise with respect to a particular award:

●	Any options and stock appreciation rights become fully exercisable and vested to the full extent of the original grant.

●	Any restrictions and deferral limitations applicable to any restricted stock or stock units lapse.

●

All performance shares and performance units will be earned and payable in full at target levels, and any deferral or other restrictions lapse and such performance shares and performance units will be immediately settled or distributed.

●

Any restrictions and deferral limitations and other conditions applicable to any other awards lapse, and such other awards become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

The Committee can provide a cash-out right for awards in connection with a change in control.

Company Transaction. Under the 2007 Plan, a company transaction means the consummation of any of the following:

●	a merger or consolidation of the Company with or into any other company or other entity;

●	a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company’s outstanding voting securities; or

●	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’ assets.

Under the 2007 Plan, a related party transaction means a company transaction pursuant to which:

●

the beneficial ownership of the Company or the resulting company remains the same with respect to at least 50% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such company transaction;

●

no entity (other than the Company or an affiliate) will beneficially own 30% or more of the outstanding shares of common stock of the resulting company or the voting power of the outstanding voting securities; and

●	our incumbent Board will, after the company transaction, constitute at least a majority of the board of the company resulting from such company transaction.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 25

Under the 2007 Plan, to maintain all of the participants’ rights in the event of a company transaction that is not a change in control or a related party transaction, unless the Committee determines otherwise at the time of grant with respect to a particular award or elects to cashout awards:

●

all outstanding awards (other than performance awards) become fully and immediately exercisable, and any restrictions or forfeiture provisions lapse, immediately prior to the company transaction, unless such awards are converted, assumed or replaced by the successor company; and

●	performance awards earned and outstanding become payable in full at target levels, and deferrals or other restrictions not waived by the Committee shall remain in effect.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2007 Plan generally applicable to us and to participants in the 2007 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options.    A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options.    A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a "disqualifying disposition," and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price.

Stock Appreciation Rights.    A participant generally will not recognize taxable income upon the grant or vesting of a stock appreciation right with a grant price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of a stock appreciation right, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock appreciation right on the date of exercise and the grant price of the stock appreciation right.

Unrestricted Stock Awards.    Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 26

Restricted Stock Awards, Stock Units, Performance Shares and Performance Units.    A participant generally will not have taxable income upon the grant of restricted stock, stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Tax Consequences to the Company.    In the foregoing cases, we generally will be entitled to a tax deduction in connection with an award under the 2007 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Code.

Code Section 409A. We intend that awards granted under the 2007 Plan shall comply with, or otherwise be exempt from, Section 409A, but make no representation or warranty to that effect.

Tax Withholding.    We are authorized to deduct or withhold from any award granted or payment due under the 2007 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2007 Plan until all tax withholding obligations are satisfied.

BOARD RECOMMENDATION: The Board unanimously recommends that the shareholders vote “FOR” the approval of the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (As Amended and Restated).

Plan Benefits

As of July 29, 2020, approximately 47 persons were eligible to receive awards under the proposed 2007 Plan, including our named executive officers and our non-employee directors. The granting of awards under the proposed 2007 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

The following table sets forth, as of July 29, 2020, the stock option and other awards that have been made under the 2007 Plan to the individuals indicated below:

Name and Address of Beneficial Owner	Stock Options	Other Awards (1)
Each Named Executive Officer
Bryan J. Merryman	—	218,700
Edward L. Dudley	—	73,400
Gregory L. Pope	—	72,800
All Current Executive Officers as a Group	—	431,400
All Current Directors Who Are Not Executive Officers as a Group	—	70,235
Each Nominee for Election as a Director
Bryan J. Merryman	—	—
Franklin E. Crail	—	45,500
Brett P. Seabert	—	1,631
Scott G. Capdevielle	—	23,104
Andrew T. Berger	—	—
Mary K. Thompson	—	—
Tariq Farid	—	—
Each Associate of Any Such Directors, Executive Officers or Nominees	—	—
Each Person Who Received 5% of Such Awards	—	—
All Employees, Including All Current Officers Who Are Not Executive Officers, as a Group	—	288,407

(1)	Other awards represent restricted stock awards or unrestricted stock awards.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 27

Equity Compensation Plan Information

The following table provides information with respect to the Company’s equity compensation plan, as of February 29, 2020, which consists solely of the Company’s 2007 Equity Incentive Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (2)
Equity compensation plans approved by security holders	265,555	n/a	19,324
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	265,555	n/a	19,324

(1)

Awards outstanding under the 2007 Equity Incentive Plan as of February 29, 2020 consist of 265,555 unvested restricted stock units. The Company had no outstanding stock options as of February 29, 2020.

(2)

Represents shares remaining available under the Company’s 2007 Equity Incentive Plan. Shares available for future issuances under the 2007 Equity Incentive Plan may be issued in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and performance units, and other stock- and cash-based awards.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of July 29, 2020, with respect to the shares of our common stock beneficially owned (i) by each person known to us to be the beneficial owner of more than 5% of our common stock, (ii) by each director, (iii) each named executive officer set forth in the Summary Compensation Table above and (iv) by all of our directors and executive officers as a group. As of July 29, 2020, 6,075,581 shares of our common stock were outstanding.

The number of shares beneficially owned includes shares of our common stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of July 29, 2020 through the exercise of options, vesting of RSUs, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of our common stock issuable upon the exercise of options, vesting of RSUs or through conversion of another security within 60 days of July 29, 2020 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as noted, each beneficial owner has sole investment and voting power with respect to our common stock.

Unless otherwise indicated, the address for each director and named executive officer listed below is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
FMR LLC	618,053	(1)	10.2%
Renaissance Technologies LLC	481,121	(2)	7.9%
AB Value Management LLC	460,189	(3)	7.6%

Directors and Named Executive Officers:
Bryan J. Merryman	68,127		1.1%
Franklin E. Crail	459,597		7.6%
Brett P. Seabert	-		*
Scott G. Capdevielle	19,832	(4)	*
Andrew T. Berger	460,189	(5)	7.6%
Mary K. Thompson	-		*
Tariq Farid	-	(6)	*
Edward L. Dudley	41,230		*
Gregory L. Pope	65,125		1.1%
All executive officers and directors as a group (11 persons)	1,130,917	(7)	18.6%

* Less than 1%

(1)	Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on December 10, 2019. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(2)

Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 13, 2020. The shares are beneficially owned by Renaissance Technologies LLC and its affiliate, Renaissance Technologies Holdings Corporation. The address of Renaissance Technologies LLC and its affiliates is 800 Third Avenue, New York, New York 10022.

(3)

Based solely on the information contained in a filing on Schedule 13D/A filed with the SEC on December 5, 2019. The address of AB Value Management LLC is 200 Sheffield Street, Suite 311, Mountainside, New Jersey 07092.

(4)	Includes 2,223 shares issuable upon the vesting of RSUs within 60 days of July 29, 2020.

(5)	Mr. Berger, as managing member of AB Value Management LLC, may be deemed to beneficially own the 460,189 shares of common stock beneficially owned by AB Value Management LLC. See Footnote 3.

(6)	See “Certain Relationship and Related Person Transactions—Strategic Alliance with Edible Arrangements.”

(7)	Includes approximately 100,293 shares held within the Rocky Mountain Chocolate Factory, Inc. 401(K) Plan.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 29

Delinquent Section 16(a) Reports

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC.

        Based solely upon a review of Forms 3 and 4 (and amendments thereto) and written representations furnished to us during the most recent fiscal year, no person who at any time during the fiscal year was a director, officer, or beneficial owner of more than 10% of any class of our equity securities failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during our most recent fiscal year, except for: (i) Form 4s for Clyde Wm. Engle, our former director, relating to (a) an award of restricted stock in August 2019 (which was reported in December 2019), and (b) an award of restricted stock in December 2019 (which was reported in January 2020) and (ii) one Form 4 for Franklin E. Crail in December 2019 relating to a gift of stock (which was reported in December 2019).

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 30

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

The following is a description of transactions entered into, or in effect, after March 1, 2019 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties.

Strategic Alliance with Edible Arrangements

On December 23, 2019, the Company announced that it had entered into the Strategic Alliance (the “Strategic Alliance”) with Edible Arrangements, pursuant to which, among other things, the Company will become the exclusive provider of certain branded chocolate products to Edible Arrangements, its affiliates and its franchisees. In connection with the Strategic Alliance, the Company entered into a strategic alliance agreement, an exclusive supplier operating agreement and a warrant agreement with Edible Arrangements and Farids & Co. LLC (“Farids”), as described further below. A member of our Board, Tariq Farid, is the founder of each of Edible Arrangements and Farids, and is also the current Chief Executive Officer of each of Edible Arrangements and Farids.

Exclusive Supplier Agreement

On December 20, 2019, the Company entered into an Exclusive Supplier Operating Agreement (the “Exclusive Supplier Agreement”) with Edible Arrangements, pursuant to which the Company will be Edible Arrangements’ exclusive supplier for chocolates, candies and/or other confectionery products. In addition, the Company granted to Edible Arrangements a non-exclusive, worldwide right to market, offer for sale, sell and distribute such products, including through (i) retail stores and (ii) on-line distribution channels such as Internet websites and applications for personal computing devices, as an authorized and independent distributor of such products.

The Exclusive Supplier Agreement has an initial term of five years (the “Initial Term”). After the Initial Term, the Exclusive Supplier Operating Agreement will automatically renew for an additional term of three years, unless either party gives the other at least 24 months’ written notice of non-renewal prior to the end of the Initial Term. Thereafter, the Exclusive Supplier Agreement will continue until either party gives the other at least 24 months’ written notice of termination. Notwithstanding the foregoing, following any change of control of the Company, neither party will issue a notice of non-renewal within four additional years following such change of control.

Strategic Alliance Agreement

On December 20, 2019, the Company entered into a Strategic Alliance Agreement (the “Strategic Alliance Agreement”) with Edible Arrangements and Farids, pursuant to which, among other things, the Company agreed to issue and sell 126,839 shares (the “Purchased Shares”) of the Company’s common stock to Farids at a price of $7.884 per share. On April 20, 2020, Farids notified the Company that Farids would not be purchasing the Purchased Shares as the Company was unable to make the representation set forth in Section 3.1(g) of the Strategic Alliance Agreement, which was a condition to the issuance and sale of the Purchased Shares. The impact of the coronavirus pandemic (COVID-19) and the resulting governmental shelter-in-place orders and economic shutdown created a material adverse change in the financial condition and business of the Company since the date of its most recent financial statements included in its SEC reports (as defined in the Strategic Alliance Agreement).

Under the Strategic Alliance Agreement, the Company agreed to nominate Tariq Farid for election to the Board at the Prior Meeting. In addition, only at such time that Edible Arrangements owns more than 5% of the outstanding common stock of the Company, Edible Arrangements will have the right to nominate Tariq Farid, or in the event of Mr. Farid’s death or permanent disability, another individual that is reasonably acceptable to the Company, as a director of the Company (the “Springing Nomination Right”). The Springing Nomination Right will terminate at such time that Edible Arrangements owns less than 5% of the outstanding common stock of the Company and if EA does not achieve certain revenue thresholds.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 31

Warrant

In consideration of Edible Arrangements entering into the Exclusive Supplier Agreement and the performance of its obligations therein, on December 20, 2019, the Company issued Edible Arrangements a warrant (the “Warrant”) to purchase up to 960,677 shares of common stock (the “Warrant Shares”) at an exercise price of $8.76 per share, which represents the 20-day volume-weighted average price of the Company’s common stock on the Nasdaq Global Market as of December 19, 2019. The Warrant Shares vest in annual tranches in varying amounts following each contract year under the Exclusive Supplier Agreement, subject to, and only upon, Edible Arrangements’ achievement of certain revenue thresholds on an annual or cumulative five-year basis in connection with its performance under the Exclusive Supplier Agreement. The Warrant expires six months after the final and conclusive determination of revenue thresholds for the fifth contract year and the cumulative revenue determination in accordance with the terms of the Warrant. The vesting of the Warrant Shares will accelerate under certain circumstances upon a change of control of the Company.

Ecommerce Licensing Agreement

In furtherance of the Strategic Alliance and the Exclusive Supplier Agreement, on March 17, 2020, the Company entered into an ECommerce Licensing Agreement (the “ECommerce Licensing Agreement”) with Edible Arrangements, pursuant to which the Company granted to Edible Arrangements, subject to certain exceptions, the exclusive right to sell all chocolates, candies and other confectionery products produced by Company or its franchisees through Edible Arrangements’ website. Under the ECommerce Licensing Agreement, subject to certain exceptions, the Company’s website will also redirect consumers looking to purchase the products covered by the ECommerce Licensing Agreement to Edible Arrangements’ website, where consumers can then purchase the products. The license granted by the Company to Edible Arrangements does not apply to online sales to certain of the Company’s existing customers.

The ECommerce Licensing Agreement has no fixed term and will continue until it is terminated in accordance with the provisions set forth in the ECommerce Licensing Agreement. Each party may terminate the ECommerce Licensing Agreement, upon written notice to the other party, if (i) the other party materially breaches its obligations under the ECommerce Licensing Agreement and fails to cure such breach within 30 days and (ii) such breach materially and adversely affect the business, operations or financial condition of the non-breaching party. The Company may terminate the ECommerce Licensing Agreement upon written notice to Edible Arrangements, subject to certain exceptions, RMCF Marketplace (as defined in the ECommerce Licensing Agreement) is inoperable or otherwise inaccessible by customers for two days greater than such period for Edible Arrangements’ marketplace. If the Exclusive Supplier Agreement expires or is terminated in accordance with its terms, the Company may terminate the ECommerce Licensing Agreement effective upon its payment to Edible Arrangements of the Termination Payment (as defined in the ECommerce Licensing Agreement). The Company is also required to provide Edible Arrangements with at least 30 days written notice prior to consummating a Change of Control (as defined in the ECommerce Licensing Agreement) of the Company (a “Change of Control Notice”). The Change of Control Notice will indicate whether the acquiror wishes to terminate the ECommerce Licensing Agreement and, if the acquiror does wish to terminate the ECommerce Licensing Agreement, then the ECommerce Licensing Agreement will terminate upon consummation of such Change of Control, effective upon its payment to Edible Arrangements of the Termination Payment.

Indemnification Letter Agreement

As an inducement to enter into the ECommerce Licensing Agreement, on March 17, 2020, the Company and Edible Arrangements entered into an Indemnification Letter Agreement, pursuant to which the Company agreed to indemnify Edible Arrangements for liability arising from all chocolates, candies and other confectionery products produced by the Company in a Company factory that bear the Rocky Mountain Chocolate Factory brand, but excludes all chocolates, candies and other confectionery products produced by a Company franchisee whether or not such products bear the Rocky Mountain Chocolate Factory brand.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 32

Cooperation Agreement with AB Value

On December 3, 2019 (the “Effective Date”), we entered into the Cooperation Agreement with AB Value (the “Cooperation Agreement”), pertaining to, among other things, the nomination and election of two directors to the Board. Pursuant to the Cooperation Agreement, subject to conditions, AB Value agreed to customary standstill and voting provisions.

Pursuant to the Cooperation Agreement, we agreed to take appropriate action to nominate Andrew T. Berger and Mary K. Thompson (each, an “AB Value Director” and together, the “AB Value Directors”) for election to the Board at 2020 Annual Meeting of Stockholders held on January 9, 2020 (the “Prior Meeting”). The AB Value Directors will also have certain board observer and information rights with respect to the Board, its committees and the Company, as set forth in the Agreement.

The AB Value Directors are expected to serve until the Annual Meeting. The Board agreed to re-nominate the AB Value Directors for election to the Board at the Annual Meeting; provided, that Mr. Berger had not previously resigned from the Board. We agreed to use the same solicitation efforts on behalf of the AB Value Directors as for all other nominees at the Annual Meeting. In addition, subject to certain conditions and requirements described in the Agreement, AB Value will have certain replacement rights in the event Ms. Thompson resigns or either AB Value Director is otherwise unable to serve as a director during the Standstill Period (as defined below).

The Company and AB Value agreed to a “Standstill Period” commencing on the Effective Date and ending on the date that is the earliest of (i) the date that is 15 days prior to the beginning of our advance notice period for the nomination of directors at the 2021 annual meeting of stockholders, (ii) Mr. Berger’s resignation from the Board any time after the Annual Meeting, and (iii) a material breach by the Company of its obligations under the Cooperation Agreement which (if capable of being cured) is not cured within 15 days after receipt by the Company of written notice from AB Value specifying the material breach.

The Company and AB Value further agreed to customary mutual non-disparagement provisions during the Standstill Period.

The Cooperation Agreement will remain in effect until the date that is earliest of (i) the date that is 15 days prior to the beginning of the Company’s advance notice period for the nomination of directors at the Company’s 2021 annual meeting of stockholders, (ii) Mr. Berger’s resignation from the Board any time after the Prior Meeting, and (iii) a material breach by either party thereto of its obligations under the Cooperation Agreement which (if capable of being cured) is not cured within 15 days after receipt by such breaching party of written notice from the other party specifying the material breach.

Other elements of the Cooperation Agreement include, among others:

●

AB Value’s agreement, subject to certain exceptions, including exceptions related to extraordinary transactions and adverse proxy advisor recommendations, to vote its shares of common stock as recommended by the Board on any matter to be voted on at any meetings of stockholders during the Standstill Period, including with respect to the election of directors;

●

agreement to take the necessary steps to appoint (i) each AB Value Director to the Audit Committee of the Board and (ii) Ms. Thompson to the Nominating Committee of the Board, in each case, subject to their qualifications to serve on such committees under Nasdaq Stock Market listing standards and the applicable SEC rules and regulations, and the AB Value Directors will serve on such respective Board committees, and any related or created subcommittees, for so long as the AB Value Directors serve as directors of the Board;

●

if, during the Standstill Period, the Board establishes any new committee, then each of the AB Value Directors will be appointed to any such new committee and any related subcommittee and serve on any such new committee, so long as the AB Value Directors serve as directors of the Board;

●

following the Prior Meeting, each AB Value Director will have observer rights for each of the Board committee meetings on which he or she does not serve for a period of one year, and such observer rights include general access to the materials provided to and for the committees and the ability to fully cooperate in committee discussions; and

●	the Company’s agreement not to increase the size of the Board to more than seven directors from the Effective Date until the end of the Standstill Period.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 33

During the term of the Cooperation Agreement, AB Value agreed, subject to certain exceptions, to comply with certain customary standstill provisions, including, among other things:

●

not to, among other things, (i) make, engage in, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are defined in Rule 14a-1 under the Exchange Act, or consents to vote or advise, (ii) encourage or influence any third party with respect to the voting of any shares of Voting Securities (as defined in the Cooperation Agreement) for the election of individuals to the Board or to approve stockholder proposals, (iii) become a “participant” in any contested “solicitation” for the election of directors with respect to the Company (as such terms are defined in the Exchange Act), or (iv) make or be the proponent of any stockholder proposal;

●	form, join, encourage, influence, advise or in any way participate in any “group” (as such term is defined in Section 13(d)(3) of the Exchange Act);

●	at no time beneficially own 12.5% or more of the Common Stock (as defined in the Cooperation Agreement) outstanding at such time;

●

effect or seek to effect, offer or propose to effect, cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose to effect or participate in, any tender or exchange offer, merger, consolidation, acquisition, sale of all or substantially all assets or sale, spinoff, split off, or other extraordinary transaction involving the Company or any of its subsidiaries or joint ventures;

●

take any public action, or private action involving any third party, in support of or make any public proposal, or private proposal involving any third party, or public request, or private request involving any third party, regarding certain actions related to the Company, subject to certain exceptions;

●

make any public disclosure, announcement or statement regarding any intent, purpose, arrangement, plan or proposal with respect to the Board, the Company, its management, policies or affairs, any of its securities or assets or the Cooperation Agreement that is inconsistent with the Cooperation Agreement; or

●	take any action which could cause or require the Company to make a public announcement regarding any of the foregoing, publicly seek or request permission to do any of the foregoing.

Policies and Procedures for Approving Transactions with Related Persons

The independent members of the Board have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board has not adopted a written policy or procedures governing its approval of transactions with related persons. Other than as descried above, there were no related person transactions in fiscal years 2019 or 2020.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 34

OTHER INFORMATION

Deadlines for Submitting Stockholder Proposals and Director Nominations

Any proposal that a stockholder wishes to have considered for inclusion in our 2021 proxy materials pursuant to SEC Rule 14a-8 must be received by us at the address below on or before April 15, 2021, unless the date of our next annual meeting of stockholders is more than 30 days before or after September 17, 2021, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.

If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in our proxy statement for the next Annual Meeting of Stockholders through our proxy access bylaw provision, we must receive proper written notice of the nomination not later than 120 days or earlier than 150 days before the anniversary date that the definitive proxy statement was first released to stockholders in connection with the next Annual Meeting of Stockholders, or between March 16, 2021 and April 15, 2021. In the event that the next Annual Meeting of Stockholders is more than 30 days before or after September 17, 2021, the notice must be delivered no earlier than the 150th day prior to such meeting and no later than the 120th day prior to such meeting or the 10th day following the date on which public announcement of the meeting date is first made. In addition, the nomination must otherwise comply with the requirements in our bylaws. The requirements of such notice can be found in our bylaws, a copy of which is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2021 Annual Meeting of Stockholders, stockholders are advised to review our bylaws as they contain requirements with respect to advance notice of stockholder proposals not intended for inclusion in our proxy statement and director nominations. To be timely, a stockholder’s notice must be delivered to and received by our Secretary at our principal executive offices not less than 45 days or more than 75 days prior to the one-year anniversary of the date we first mailed our proxy materials or Notice of Internet Availability of Proxy Materials (whichever is earlier) for the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal must be received between May 30, 2021 and the close of business on June 29, 2021. However, subject to the last sentence of this paragraph, in the event that the next annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after September 17, 2021, notice by the stockholder to be timely must be received not later than the close of business on the later of the (i) 90th day prior to such annual meeting or (ii) 10th day following the date on which public announcement of the date of the next annual meeting of stockholders is first made. In no event shall an adjournment or postponement of the 2021 Annual Meeting of Stockholders for which notice has been given, commence a new time period for the giving of a stockholder’s notice.

All stockholder director nominations and proposals must comply with the procedures outlined in our bylaws and in SEC regulations regarding the inclusion of stockholder director nominations and proposals in company-sponsored proxy materials. Stockholder director nominations and proposals must be submitted in writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303. A copy of our bylaws is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

2020 Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended February 29, 2020, filed with the SEC on May 29, 2020, as amended by our Annual Report on Form 10-K/A for the fiscal year ended February 29, 2020, filed with the SEC on June 29, 2020, is being made available to stockholders along with this proxy statement at www.edocumentview.com/RMCF. Stockholders may request to receive an additional copy of our 2020 Annual Report on Form 10-K, as amended, at no charge by writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.

Householding

Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another holder of our common stock may only be sent one set of proxy materials, unless such holders have provided contrary instructions. We will deliver promptly upon written or oral request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials were delivered. If you wish to receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, please contact our Secretary in writing, at 265 Turner Drive, Durango, Colorado 81303, or by telephone at (970) 259-0554.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 35

Other Matters at the Annual Meeting

As of the date of this proxy statement, management knows of no matters not described herein to be brought before the stockholders at the Annual Meeting. Should any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company and its stockholders.

By Order of the Board of Directors,

/s/ Bryan J. Merryman

Bryan J. Merryman
Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, and Treasurer

August 13, 2020

IT IS VERY IMPORTANT THAT YOU SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. STOCKHOLDERS ARE URGED TO PROMPTLY VOTE THEIR SHARES AS DIRECTED IN THE PROXY CARD AS SOON AS POSSIBLE, REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE ANNUAL MEETING.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY STATEMENT PAGE 36

Appendix A

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

2007 EQUITY INCENTIVE PLAN

(As Amended and Restated on September 17, 2020)

SECTION 1. PURPOSE

The purpose of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company's stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1	Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, and each of whom is a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the "Committee" shall be, as applicable, to the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.2	Administration and Interpretation by Committee

(a)     Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company's employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)     In no event, however, shall the Committee have the right, without stockholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c)     The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's working less than full-time shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d)     Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a)     900,000 shares; plus

(b)     any authorized shares (i) not issued or subject to outstanding awards under the Company's 2004 Stock Option Plan (the "2004 Plan") and the Company's 2000 Nonqualified Stock Option Plan for Nonemployee Directors (the "Director's Plan")on the Effective Date and (ii) any shares subject to outstanding awards under the 2004 Plan, the Company's 1995 Stock Option Plan and the Director's Plan (together, the "Prior Plans") on the Effective Date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares), up to an aggregate maximum of 488,636 shares, subject to adjustment from time to time as provided in Section 15.1, which shares shall cease, as of such date, to be available for grant and issuance under the Prior Plans, but shall be available for issuance under the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2	Share Usage

(a)     Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b)     The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)     Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d)     Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

4.3	Limitations

Subject to adjustment as provided in Section 15.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan other than Awards of Options or Stock Appreciation Rights that contain no restrictions or restrictions based solely on continuous employment or services for less than three years (except where Termination of Service occurs by reason of death, Retirement or Disability) shall not exceed 50% of the aggregate number of shares specified in Section 4.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6. AWARDS

6.1	Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3	Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. All deferrals by Participants shall be made in accordance with Section 409A.

6.4	Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (a) be paid at the same time such dividends or dividend equivalents are paid to other shareholders and (b) comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1	Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2	Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards. Notwithstanding the foregoing, the Committee, in its sole discretion, may establish an exercise price that is equal to the average of 100% of the Fair Market Value over a period of trading days not to exceed 30 days from the Grant Date.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of a Nonqualified Stock Option shall be as established for that Option by the Committee or, if not so established, shall be ten years from the Grant Date.

7.4	Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 13. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)     cash, check or wire transfer;

(b)     tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option owned by the Participant for at least six months (or any other period necessary to avoid adverse accounting consequences to the Company);

(c)     so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(d)     such other consideration as the Committee may permit.

7.6	Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2	Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2	Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3	Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1	Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2	Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant's tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the employer's minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months, if such limitations are necessary to avoid adverse accounting consequences to the Company.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1	Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3	Company Transaction; Change in Control

15.3.1	Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Company Transaction that is not (a) a Change in Control or (b) a Related Party Transaction:

(i)     All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Company Transaction and shall terminate effective at the effective time of the Company Transaction, if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.

For the purposes of this Section 15.3.1, an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(ii)     All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(iii)     Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide that a Participant's outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Award.

15.3.2	Effect of a Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

(a)     any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

(b)     any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(c)     all Performance Shares and Performance Units shall be considered to be earned at the target level and payable in full, any deferral or other restriction shall lapse and such Performance Shares and Performance Units shall be immediately settled or distributed; and

(d)     any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

15.3.3	Change in Control Cash-Out

Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Change in Control Exercise Period"), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option, SAR, Restricted Stock Unit or Performance Share, shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company within the Change in Control Exercise Period to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice:

(a)     for an Option or SAR, in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option, or the grant price per share of Common Stock under the SAR; and

(b)     for a Restricted Stock Unit or Performance Share, in an amount equal to the Acquisition Price per share of Common Stock under the Restricted Stock or Performance Share, multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 15.3.3 shall have been exercised.

15.4	Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

15.5	No Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6	Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

15.7	Section 409A

Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16. [RESERVED]

SECTION 17. AMENDMENT AND TERMINATION

17.1	Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2	Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date and (b) the approval by the stockholders of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3	Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

18.2	Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3	Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4	No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5	Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan shall comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

18.6	Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7	No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8	Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10	Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Colorado without giving effect to principles of conflicts of law.

18.11	Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the "Effective Date") is the date on which the Plan is approved by the stockholders of the Company. If the stockholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX A

DEFINITIONS

As used in the Plan

"Acquired Entity" means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

"Award" means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

"Board" means the Board of Directors of the Company.

"Cause," unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

"Change in Control," unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:

(a)     an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) a Related Party Transaction; or

(b)     a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company's shareholders, was approved by a vote of a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.

"Change in Control Exercise Period" has the meaning set forth in Section 15.3.3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" has the meaning set forth in Section 3.1.

"Common Stock" means the common stock, par value $0.03, of the Company.

"Company" means Rocky Mountain Chocolate Factory, Inc., a Colorado corporation.

"Company Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a)     a merger or consolidation of the Company with or into any other company or other entity;

(b)     a statutory share exchange pursuant to which the Company's outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company's outstanding voting securities; or

(c)     a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company's assets.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

"Compensation Committee" means the Compensation Committee of the Board.

"Disability," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

"Effective Date" has the meaning set forth in Section 19.

"Eligible Person" means any person eligible to receive an Award as set forth in Section 5.

"Entity" means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" means the average of the high and low trading prices for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

"Grant Date" means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

"Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined for purposes of Section 422 of the Code or any successor provision.

"Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

"Option" means a right to purchase Common Stock granted under Section 7.

"Parent Company" means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.

"Participant" means any Eligible Person to whom an Award is granted.

"Performance Award" means an Award of Performance Shares or Performance Units granted under Section 11.

"Performance Criteria" has the meaning set forth in Section 16.1.

"Performance Share" means an Award of units denominated in shares of Common Stock granted under Section 11.1.

"Performance Unit" means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

"Plan" means Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan.

''Related Company" means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

"Related Party Transaction" means a Company Transaction pursuant to which:

(a)     the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(b)     no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the Successor Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(c)     individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).

"Restricted Stock" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

"Retirement," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "Retirement" as defined for purposes of the Plan by the Committee or the Company's chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches "normal retirement age," as that term is defined in Section 411(a)(8) of the Code.

"Section 409A" means Section 409A of the Internal Revenue Code, including any regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Stock Appreciation Right" or "SAR" means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

"Stock Award" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

"Stock Unit" means an Award denominated in units of Common Stock granted under Section 10.

"Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

"Successor Company" means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

"Termination of Service" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

"Vesting Commencement Date" means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

Rocky Mountain CHOCOLATE FACTORY

VOTE

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You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/RMCF** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 4.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Bryan J. Merryman	☐	☐	02 - Franklin E. Crail	☐	☐	03 - Scott G. Capdevielle	☐	☐
04 - Brett P. Seabert	☐	☐	05 - Andrew T. Berger	☐	☐	06 - Mary K. Thompson	☐	☐
07 - Tariq Farid	☐	☐						

Each of the above-named attorneys and proxies (or his or her substitute) is authorized to vote in his or her discretion upon such other business as may properly come before the meeting or any adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

7 3 A V

03B05C

The 2020 Annual Meeting of Shareholders of Rocky Mountain Chocolate Factory, Inc. will be held on Thursday, September 17, 2020, 10:00 A.M., (Mountain Time), virtually via the internet at www.meetingcenter.io/279219278

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — RMCF2020.

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▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — Rocky Mountain Chocolate Factory, Inc.

Meeting Details
September 17, 2020, 10:00 a.m. (Mountain Time)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints BRYAN J. MERRYMAN and TRACY D. WOJCIK, and each of them, as the undersigned's attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the "Company") held of record by the undersigned on July 29, 2020, at the annual meeting of shareholders to be held on September 17, 2020 or any adjournment thereof.

Please mark boxes in black ink.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. **IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AS DIRECTORS, FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF PLANTE & MORAN PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2021, FOR THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. 2007 EQUITY INCENTIVE PLAN (AS AMENDED AND RESTATED) AND AS THE PROXY HOLDER MAY DETERMINE IN HIS OR HER DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.**

(Continued and to be voted on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.